UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05719

BNY Mellon Stock Index Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Stock Index Fund, Inc.

ANNUAL REPORT December 31, 2020

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R  M O R E  I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2020 through December 31, 2020, as provided by Thomas J. Durante, CFA, David France, CFA, Todd Frysinger, CFA, Vlasta Sheremeta, CFA, Michael Stoll, and Marlene Walker Smith, of Mellon Investments Corporation, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended December 31, 2020, BNY Mellon Stock Index Fund, Inc., Initial Shares produced a total return of 18.01%, and Service Shares produced a total return of 17.71%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 18.40% for the same period.2,3

U.S. equities posted gains over the reporting period, bolstered by supportive central bank policies during the COVID-19 pandemic. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index. To pursue its goal, the fund generally is fully invested in stocks included in the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index. The fund may also use stock index futures contracts, whose performance is tied to the Index, or invest in exchange-traded funds, typically when the fund’s available cash balances cannot otherwise be efficiently or effectively invested directly.

Central Bank Policy and COVID-19 Influence Markets

After an optimistic end to 2019, markets gave way to extreme risk aversion in early 2020, as the global scope of the COVID-19 pandemic became apparent. Equity valuations in the U.S. remained robust throughout January and February 2020, while markets in areas that experienced the virus earlier, such as China, began to experience volatility closer to the start of the calendar year. Financial markets also had to contend with a second major shock in the form of an oil-price war between Saudi Arabia and Russia, which caused oil prices to fall precipitously in March 2020. Worldwide, governments and central banks launched an unprecedented array of fiscal initiatives that sought to offset the economic impact of widespread lockdown measures and bolster asset prices. The intervention provided comfort to investors, and indices began to rally towards the end of March 2020. Supported by the intervention, equities generally went on to stage a recovery that lasted through August 2020. However, the recovery was company and sector specific, as several industries that remained affected by COVID-19 prevention procedures did not fully participate.

In September, volatility crept back into equity markets, as increasing COVID-19 infection rates began to concern investors. By October, several countries had begun to reinstitute some degree of behavioral restriction among residents in order to stem the spread of the virus. In addition, mounting political rhetoric in the U.S. due to the election, renewed trade difficulties between the U.S. and China, and other geopolitical events stoked investor anxiety. However, resolution in the U.S. presidential election and promising progress towards a COVID-19 vaccine during the month of November 2020 helped stocks resurrect their upward momentum. December 2020 brought vaccine approvals and passage of another

U.S. fiscal stimulus package, both of which helped to support the rally which lasted through the end of the year.

According to the S&P family of indices, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Technology Companies Lead U.S. Large-Cap Markets

The information technology sector led the index over the reporting period. Technology stocks generally performed well prior to COVID-19, due to increased business spending on technological infrastructure. These securities also continued to lead the index after COVID-19 appeared, due to increased demand for all things web-based as a result of the stay-at-home orders. Virtual gatherings increased, along with demand for cloud computing infrastructure. Software companies also benefited from increased demand, as did semiconductor and semiconductor equipment companies. Organizations exhibiting the strongest balance sheets generally led the pack. The consumer discretionary sector also delivered strong performance. Not wanting to visit stores in person, people went online to shop. Internet and direct marketing retail companies led the industry. Companies such as Amazon.com were top performers. Within the specialty retail industry, home improvement stores benefited results. Stuck at home, people took on home improvement projects and purchased items from these stores in order to complete them. Within the communication services sector, media and entertainment companies outperformed the broader market. Companies such as Facebook and Alphabet saw expanding user bases and increased traffic on their platforms, which drove up advertising revenue.

Conversely, laggards for the reporting period included the financials sector. Interest rates fell considerably during the 12 months, squeezing the profit margins for lending products. In addition, with widespread unemployment, some banks are reluctant to lend to consumers and businesses. In addition, several banks have loans to energy companies on the books, which are currently threatened due to the low price of oil. Insurance companies also suffered during the period, due in part to investor speculation regarding future costs of claims relating to COVID-19. The energy sector was hurt during the period by historic oil price volatility. Many of the energy companies in the index are oil, gas and consumable fuels companies, which were directly affected by the falling price of oil. Lastly, the real estate sector was hurt by low demand for commercial real estate. With people working from home, businesses are not renewing their office space leases, and new leases are not being signed. Mall REITs have also been imperiled by reduced foot traffic at retail locations. Some anchor stores have filed for bankruptcy, and others have stopped making lease payments, driving down the price of these securities.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that while the spread of COVID-19 and resulting economic implications continue to impact markets and the economy, the U.S. government and Federal Reserve remain dedicated to supporting capital markets and the economy with various fiscal

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

and monetary techniques. As always, we will continue to monitor the factors affecting the fund’s investments.

January 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500™,”and “S&P 500®” are trademarks of Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s does not make any representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Stock Index Fund, Inc. made available through insurance products may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Stock Index Fund, Inc. with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in Initial shares and Service shares of BNY Mellon Stock Index Fund, Inc. on 12/31/10 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2020
	1 Year	5 Years	10 Years
Initial shares	18.01%	14.92%	13.60%
Service shares	17.71%	14.63%	13.31%
S&P 500® Index	18.40%	15.21%	13.87%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Stock Index Fund, Inc. from July 1, 2020 to December 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$1.51	$2.90
Ending value (after expenses)	$1,220.10	$1,218.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2020

	Initial Shares	Service Shares
Expense paid per $1,000†	$1.37	$2.64
Ending value (after expenses)	$1,023.78	$1,022.52

†Expenses are equal to the fund’s annualized expense ratio of .27% for Initial Shares and .52% for Service Shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2020

Description	Shares		Value ($)
Common Stocks - 97.4%
Automobiles & Components - 2.0%
Aptiv	24,233		3,157,318
BorgWarner	19,611		757,769
Ford Motor	351,007		3,085,352
General Motors	112,911		4,701,614
Tesla	67,969	[a]	47,963,684
			59,665,737
Banks - 3.8%
Bank of America	682,430		20,684,453
Citigroup	186,643		11,508,407
Citizens Financial Group	38,700		1,383,912
Comerica	11,786		658,366
Fifth Third Bancorp	63,876		1,761,061
First Republic Bank	15,496		2,276,827
Huntington Bancshares	93,031		1,174,982
JPMorgan Chase & Co.	273,249		34,721,750
KeyCorp	87,551		1,436,712
M&T Bank	11,504		1,464,459
People's United Financial	38,126		492,969
Regions Financial	86,518		1,394,670
SVB Financial Group	4,680	[a]	1,815,044
The PNC Financial Services Group	37,983		5,659,467
Truist Financial	121,689		5,832,554
U.S. Bancorp	123,769		5,766,398
Wells Fargo & Co.	370,606		11,184,889
Zions Bancorp	13,858		601,992
			109,818,912
Capital Goods - 5.6%
3M	51,705		9,037,517
A.O. Smith	12,199		668,749
Allegion	8,254		960,601
AMETEK	20,878		2,524,985
Carrier Global	73,041		2,755,107
Caterpillar	48,696		8,863,646
Cummins	13,268		3,013,163
Deere & Co.	28,093		7,558,422
Dover	12,921		1,631,276
Eaton	35,736		4,293,323
Emerson Electric	53,614		4,308,957
Fastenal	51,472		2,513,378
Flowserve	11,693		430,887
Fortive	30,232		2,141,030

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Capital Goods - 5.6% (continued)
Fortune Brands Home & Security	12,458		1,067,900
General Dynamics	20,841		3,101,558
General Electric	785,290		8,481,132
Honeywell International	62,900		13,378,830
Howmet Aerospace	35,006		999,071
Huntington Ingalls Industries	3,633		619,354
IDEX	6,702		1,335,038
Illinois Tool Works	25,967		5,294,152
Ingersoll Rand	33,163	[a]	1,510,906
Jacobs Engineering Group	11,798		1,285,510
Johnson Controls International	64,903		3,023,831
L3Harris Technologies	18,842		3,561,515
Lockheed Martin	22,070		7,834,409
Masco	23,843		1,309,696
Northrop Grumman	13,966		4,255,720
Otis Worldwide	36,509		2,466,183
PACCAR	31,057		2,679,598
Parker-Hannifin	11,637		3,170,035
Pentair	14,918		791,997
Quanta Services	12,040		867,121
Raytheon Technologies	136,158		9,736,659
Rockwell Automation	10,386		2,604,913
Roper Technologies	9,428		4,064,317
Snap-on	4,748		812,573
Stanley Black & Decker	14,364		2,564,836
Teledyne Technologies	3,328	[a]	1,304,509
Textron	20,588		995,018
The Boeing Company	47,569		10,182,620
Trane Technologies	21,692		3,148,811
TransDigm Group	4,880	[a]	3,019,988
United Rentals	6,635	[a]	1,538,723
W.W. Grainger	4,084		1,667,661
Westinghouse Air Brake Technologies	15,991		1,170,541
Xylem	16,161		1,645,028
			162,190,794
Commercial & Professional Services - .7%
Cintas	7,960		2,813,542
Copart	18,651	[a]	2,373,340
Equifax	10,842		2,090,771
IHS Markit	33,475		3,007,059
Nielsen Holdings	32,535		679,005
Republic Services	18,861		1,816,314
Robert Half International	10,267		641,482

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Commercial & Professional Services - .7% (continued)
Rollins	20,796		812,500
Verisk Analytics	14,575		3,025,624
Waste Management	35,003		4,127,904
			21,387,541
Consumer Durables & Apparel - 1.1%
D.R. Horton	29,728		2,048,854
Garmin	13,374		1,600,333
Hanesbrands	34,088		497,003
Hasbro	11,430		1,069,162
Leggett & Platt	11,447		507,102
Lennar, Cl. A	25,036		1,908,494
Mohawk Industries	5,146	[a]	725,329
Newell Brands	34,289		727,955
NIKE, Cl. B	112,474		15,911,697
NVR	310	[a]	1,264,757
PulteGroup	22,770		981,842
PVH	5,899		553,857
Ralph Lauren	4,329		449,090
Tapestry	24,883		773,364
Under Armour, Cl. A	16,914	[a]	290,413
Under Armour, Cl. C	16,990	[a]	252,811
VF	28,675		2,449,132
Whirlpool	5,610		1,012,549
			33,023,744
Consumer Services - 1.6%
Carnival	65,583	[b]	1,420,528
Chipotle Mexican Grill	2,509	[a]	3,479,255
Darden Restaurants	11,675		1,390,726
Domino's Pizza	3,533		1,354,764
Hilton Worldwide Holdings	25,042		2,786,173
Las Vegas Sands	29,452		1,755,339
Marriott International, Cl. A	23,841		3,145,105
McDonald's	66,792		14,332,227
MGM Resorts International	36,763		1,158,402
Norwegian Cruise Line Holdings	20,819	[a,b]	529,427
Royal Caribbean Cruises	16,660		1,244,335
Starbucks	105,216		11,256,008
Wynn Resorts	8,483		957,137
Yum! Brands	27,040		2,935,462
			47,744,888
Diversified Financials - 4.6%
American Express	58,469		7,069,487
Ameriprise Financial	10,581		2,056,206

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Diversified Financials - 4.6% (continued)
Berkshire Hathaway, Cl. B	174,490	[a]	40,458,996
BlackRock	12,714		9,173,660
Capital One Financial	41,096		4,062,340
Cboe Global Markets	9,693		902,612
CME Group	32,181		5,858,551
Discover Financial Services	27,403		2,480,794
Franklin Resources	24,306		607,407
Intercontinental Exchange	50,312		5,800,470
Invesco	33,793		589,012
MarketAxess Holdings	3,419		1,950,745
Moody's	14,535		4,218,638
Morgan Stanley	128,129		8,780,680
MSCI	7,432		3,318,611
Nasdaq	10,529		1,397,619
Northern Trust	18,663		1,738,272
Raymond James Financial	11,099		1,061,841
S&P Global	21,569		7,090,377
State Street	31,630		2,302,031
Synchrony Financial	48,829		1,694,855
T. Rowe Price Group	20,377		3,084,874
The Bank of New York Mellon	73,092		3,102,024
The Charles Schwab	134,360		7,126,454
The Goldman Sachs Group	30,842		8,133,344
			134,059,900
Energy - 2.2%
Apache	33,862		480,502
Baker Hughes	62,685		1,306,982
Cabot Oil & Gas	35,923		584,826
Chevron	172,565		14,573,114
Concho Resources	17,408		1,015,757
ConocoPhillips	95,745		3,828,843
Devon Energy	34,328		542,726
Diamondback Energy	14,174		686,022
EOG Resources	52,304		2,608,400
Exxon Mobil	379,027		15,623,493
Halliburton	77,927		1,472,820
Hess	24,946		1,316,899
HollyFrontier	13,378		345,821
Kinder Morgan	174,552		2,386,126
Marathon Oil	67,602		450,905
Marathon Petroleum	58,341		2,412,984
NOV	36,875		506,294
Occidental Petroleum	75,152		1,300,881

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Energy - 2.2% (continued)
ONEOK	39,719		1,524,415
Phillips 66	39,284		2,747,523
Pioneer Natural Resources	14,743		1,679,080
Schlumberger	124,803		2,724,449
TechnipFMC	37,910		356,354
The Williams Companies	108,807		2,181,580
Valero Energy	36,567		2,068,595
			64,725,391
Food & Staples Retailing - 1.4%
Costco Wholesale	39,553		14,902,779
Sysco	45,711		3,394,499
The Kroger Company	69,434		2,205,224
Walgreens Boots Alliance	64,429		2,569,429
Walmart	124,277		17,914,530
			40,986,461
Food, Beverage & Tobacco - 3.2%
Altria Group	166,587		6,830,067
Archer-Daniels-Midland	49,732		2,506,990
Brown-Forman, Cl. B	16,370		1,300,269
Campbell Soup	18,615		900,035
Conagra Brands	44,261		1,604,904
Constellation Brands, Cl. A	15,339		3,360,008
General Mills	54,883		3,227,120
Hormel Foods	25,178		1,173,547
Kellogg	23,158		1,441,122
Lamb Weston Holdings	13,124		1,033,384
McCormick & Co.	22,113		2,114,003
Molson Coors Beverage, Cl. B	16,874		762,536
Mondelez International, Cl. A	128,197		7,495,679
Monster Beverage	33,128	[a]	3,063,677
PepsiCo	123,885		18,372,145
Philip Morris International	139,599		11,557,401
The Coca-Cola Company	346,707		19,013,412
The Hershey Company	13,228		2,015,021
The J.M. Smucker Company	10,119		1,169,756
The Kraft Heinz Company	58,974		2,044,039
Tyson Foods, Cl. A	26,616		1,715,135
			92,700,250
Health Care Equipment & Services - 6.3%
Abbott Laboratories	158,877		17,395,443
ABIOMED	3,985	[a]	1,291,937
Align Technology	6,433	[a]	3,437,667
AmerisourceBergen	13,128		1,283,393

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Health Care Equipment & Services - 6.3% (continued)
Anthem	22,297		7,159,344
Baxter International	45,791		3,674,270
Becton Dickinson & Co.	26,000		6,505,720
Boston Scientific	128,951	[a]	4,635,788
Cardinal Health	26,835		1,437,283
Centene	52,607	[a]	3,157,998
Cerner	27,485		2,157,023
Cigna	32,389		6,742,742
CVS Health	117,331		8,013,707
Danaher	56,674		12,589,562
DaVita	6,555	[a]	769,557
Dentsply Sirona	20,155		1,055,316
DexCom	8,610	[a]	3,183,289
Edwards Lifesciences	55,877	[a]	5,097,659
HCA Healthcare	23,661		3,891,288
Henry Schein	13,046	[a]	872,256
Hologic	23,042	[a]	1,678,149
Humana	11,865		4,867,854
IDEXX Laboratories	7,646	[a]	3,822,006
Intuitive Surgical	10,589	[a]	8,662,861
Laboratory Corp. of America Holdings	8,761	[a]	1,783,302
McKesson	14,394		2,503,404
Medtronic	120,658		14,133,878
Quest Diagnostics	12,028		1,433,377
ResMed	12,993		2,761,792
Steris	7,749		1,468,745
Stryker	29,306		7,181,142
Teleflex	4,130		1,699,784
The Cooper Companies	4,439		1,612,777
UnitedHealth Group	85,056		29,827,438
Universal Health Services, Cl. B	7,043		968,413
Varian Medical Systems	8,255	[a]	1,444,708
West Pharmaceutical Services	6,703		1,899,027
Zimmer Biomet Holdings	18,584		2,863,609
			184,963,508
Household & Personal Products - 1.8%
Church & Dwight	22,528		1,965,117
Colgate-Palmolive	76,836		6,570,246
Kimberly-Clark	30,721		4,142,112
The Clorox Company	11,438		2,309,561
The Estee Lauder Companies, Cl. A	20,307		5,405,520
The Procter & Gamble Company	222,288		30,929,152
			51,321,708

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Insurance - 1.8%
Aflac	59,411		2,642,007
American International Group	77,905		2,949,483
Aon, Cl. A	20,497		4,330,401
Arthur J. Gallagher & Co.	17,245		2,133,379
Assurant	5,323		725,099
Chubb	40,466		6,228,527
Cincinnati Financial	13,422		1,172,680
Everest Re Group	3,592		840,851
Globe Life	8,525		809,534
Lincoln National	16,292		819,651
Loews	21,078		948,932
Marsh & McLennan Companies	45,470		5,319,990
MetLife	68,582		3,219,925
Principal Financial Group	23,434		1,162,561
Prudential Financial	35,412		2,764,615
The Allstate	27,264		2,997,132
The Hartford Financial Services Group	32,831		1,608,062
The Progressive	52,821		5,222,940
The Travelers Companies	22,736		3,191,452
Unum Group	16,791		385,186
W.R. Berkley	12,445		826,597
Willis Towers Watson	11,558		2,435,039
			52,734,043
Materials - 2.6%
Air Products & Chemicals	19,814		5,413,581
Albemarle	9,548		1,408,521
Amcor	140,644		1,655,380
Avery Dennison	7,441		1,154,174
Ball	29,760		2,773,037
Celanese	10,726		1,393,736
CF Industries Holdings	19,186		742,690
Corteva	66,801		2,586,535
Dow	66,497		3,690,584
DuPont de Nemours	65,785		4,677,971
Eastman Chemical	12,457		1,249,188
Ecolab	22,265		4,817,255
FMC	11,641		1,337,900
Freeport-McMoRan	130,254		3,389,209
International Flavors & Fragrances	9,591	[b]	1,043,884
International Paper	35,262		1,753,227
Linde	47,050		12,398,145
LyondellBasell Industries, Cl. A	23,054		2,113,130
Martin Marietta Materials	5,585		1,585,972

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Materials - 2.6% (continued)
Newmont	72,354		4,333,281
Nucor	27,071		1,439,906
Packaging Corp. of America	8,373		1,154,720
PPG Industries	21,377		3,082,991
Sealed Air	14,502		664,047
The Mosaic Company	30,949		712,136
The Sherwin-Williams Company	7,329		5,386,155
Vulcan Materials	11,989		1,778,089
WestRock	23,557		1,025,436
			74,760,880
Media & Entertainment - 8.8%
Activision Blizzard	69,283		6,432,927
Alphabet, Cl. A	26,951	[a]	47,235,401
Alphabet, Cl. C	26,025	[a]	45,592,677
Charter Communications, Cl. A	13,083	[a]	8,655,059
Comcast, Cl. A	409,291		21,446,848
Discovery, Cl. A	14,333	[a,b]	431,280
Discovery, Cl. C	26,606	[a]	696,811
DISH Network, Cl. A	23,159	[a]	748,962
Electronic Arts	26,007		3,734,605
Facebook, Cl. A	215,501	[a]	58,866,253
Fox, Cl. A	30,556		889,791
Fox, Cl. B	13,885		400,999
Live Nation Entertainment	12,512	[a]	919,382
Netflix	39,603	[a]	21,414,530
News Corporation, Cl. A	36,334		652,922
News Corporation, Cl. B	9,746		173,186
Omnicom Group	19,500		1,216,215
Take-Two Interactive Software	10,456	[a]	2,172,652
The Interpublic Group of Companies	35,615		837,665
The Walt Disney Company	162,294	[a]	29,404,427
Twitter	71,298	[a]	3,860,787
ViacomCBS, Cl. B	49,397		1,840,532
			257,623,911
Pharmaceuticals Biotechnology & Life Sciences - 6.8%
AbbVie	158,260		16,957,559
Agilent Technologies	27,699		3,282,055
Alexion Pharmaceuticals	19,808	[a]	3,094,802
Amgen	52,190		11,999,525
Biogen	13,799	[a]	3,378,823
Bio-Rad Laboratories, Cl. A	1,907	[a]	1,111,667
Bristol-Myers Squibb	202,563		12,564,983
Catalent	13,749	[a]	1,430,858

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 6.8% (continued)
Eli Lilly & Co.	71,172		12,016,680
Gilead Sciences	112,375		6,546,968
Illumina	13,088	[a]	4,842,560
Incyte	16,915	[a]	1,471,267
IQVIA Holdings	17,190	[a]	3,079,932
Johnson & Johnson	235,990		37,140,106
Merck & Co.	226,797		18,551,995
Mettler-Toledo International	2,134	[a]	2,432,077
PerkinElmer	10,040		1,440,740
Perrigo	13,029		582,657
Pfizer	498,266		18,341,171
Regeneron Pharmaceuticals	9,399	[a]	4,540,751
Thermo Fisher Scientific	35,528		16,548,232
Vertex Pharmaceuticals	23,312	[a]	5,509,558
Viatris	108,169	[a]	2,027,087
Waters	5,558	[a]	1,375,160
Zoetis	42,603		7,050,797
			197,318,010
Real Estate - 2.4%
Alexandria Real Estate Equities	10,946	[c]	1,950,796
American Tower	39,822	[c]	8,938,446
AvalonBay Communities	12,516	[c]	2,007,942
Boston Properties	12,701	[c]	1,200,626
CBRE Group, Cl. A	30,274	[a]	1,898,785
Crown Castle International	38,564	[c]	6,139,003
Digital Realty Trust	24,422	[c]	3,407,113
Duke Realty	33,352	[c]	1,333,079
Equinix	7,988	[c]	5,704,870
Equity Residential	30,712	[c]	1,820,607
Essex Property Trust	5,959	[c]	1,414,786
Extra Space Storage	11,590	[c]	1,342,817
Federal Realty Investment Trust	5,840	[c]	497,101
Healthpeak Properties	48,552	[c]	1,467,727
Host Hotels & Resorts	62,747	[c]	917,989
Iron Mountain	27,062	[b,c]	797,788
Kimco Realty	40,544	[c]	608,565
Mid-America Apartment Communities	10,168	[c]	1,288,184
Prologis	66,262	[c]	6,603,671
Public Storage	13,635	[c]	3,148,731
Realty Income	31,595	[c]	1,964,261
Regency Centers	14,769	[c]	673,319
SBA Communications	9,962	[c]	2,810,579

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Real Estate - 2.4% (continued)
Simon Property Group	28,193	[c]	2,404,299
SL Green Realty	6,569	[b,c]	391,381
UDR	26,413	[c]	1,015,052
Ventas	33,713	[c]	1,653,286
Vornado Realty Trust	14,071	[c]	525,411
Welltower	37,349	[c]	2,413,492
Weyerhaeuser	66,923	[c]	2,243,928
			68,583,634
Retailing - 7.5%
Advance Auto Parts	6,248		984,122
Amazon.com	38,232	[a]	124,518,948
AutoZone	2,078	[a]	2,463,344
Best Buy	20,663		2,061,961
Booking Holdings	3,671	[a]	8,176,308
CarMax	14,712	[a]	1,389,696
Dollar General	21,969		4,620,081
Dollar Tree	21,090	[a]	2,278,564
eBay	58,719		2,950,630
Etsy	9,995	[a]	1,778,210
Expedia Group	12,306		1,629,314
Genuine Parts	12,937		1,299,263
L Brands	21,095		784,523
LKQ	25,107	[a]	884,771
Lowe's	65,703		10,545,989
O'Reilly Automotive	6,496	[a]	2,939,895
Pool	3,302		1,229,995
Ross Stores	32,015		3,931,762
Target	44,889		7,924,255
The Gap	19,500		393,705
The Home Depot	96,509		25,634,721
The TJX Companies	107,631		7,350,121
Tiffany & Co.	9,689		1,273,619
Tractor Supply	10,445		1,468,358
Ulta Beauty	5,053	[a]	1,451,019
			219,963,174
Semiconductors & Semiconductor Equipment - 5.0%
Advanced Micro Devices	106,343	[a]	9,752,717
Analog Devices	33,329		4,923,693
Applied Materials	81,878		7,066,071
Broadcom	36,258		15,875,565
Intel	367,495		18,308,601
KLA	13,985		3,620,856
Lam Research	12,911		6,097,478

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Semiconductors & Semiconductor Equipment - 5.0% (continued)
Maxim Integrated Products	23,968		2,124,763
Microchip Technology	23,051		3,183,574
Micron Technology	99,786	[a]	7,501,911
NVIDIA	55,487		28,975,311
Qorvo	10,224	[a]	1,699,944
Qualcomm	101,382		15,444,534
Skyworks Solutions	14,891		2,276,536
Teradyne	13,908		1,667,430
Texas Instruments	82,284		13,505,273
Xilinx	21,977		3,115,679
			145,139,936
Software & Services - 13.7%
Accenture, Cl. A	56,796		14,835,683
Adobe	43,003	[a]	21,506,660
Akamai Technologies	14,953	[a]	1,569,915
Ansys	7,756	[a]	2,821,633
Autodesk	19,801	[a]	6,046,037
Automatic Data Processing	38,443		6,773,657
Broadridge Financial Solutions	10,366		1,588,071
Cadence Design Systems	25,030	[a]	3,414,843
Citrix Systems	10,829		1,408,853
Cognizant Technology Solutions, Cl. A	47,937		3,928,437
DXC Technology	21,445		552,209
Fidelity National Information Services	55,626		7,868,854
Fiserv	49,883	[a]	5,679,678
FLEETCOR Technologies	7,501	[a]	2,046,498
Fortinet	12,279	[a]	1,823,800
Gartner	8,070	[a]	1,292,733
Global Payments	27,005		5,817,417
International Business Machines	79,882		10,055,546
Intuit	23,551		8,945,847
Jack Henry & Associates	6,845		1,108,822
Leidos Holdings	11,995		1,260,914
Mastercard, Cl. A	78,865		28,150,073
Microsoft	677,759		150,747,157
NortonLifeLock	50,222		1,043,613
Oracle	170,069		11,001,764
Paychex	28,685		2,672,868
Paycom Software	4,360	[a]	1,971,810
PayPal Holdings	105,035	[a]	24,599,197
salesforce.com	82,018	[a]	18,251,466
ServiceNow	17,525	[a]	9,646,286

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Software & Services - 13.7% (continued)
Synopsys	13,683	[a]	3,547,181
The Western Union Company	36,990		811,561
Tyler Technologies	3,632	[a]	1,585,441
Verisign	9,003	[a]	1,948,249
Visa, Cl. A	151,997	[b]	33,246,304
			399,569,077
Technology Hardware & Equipment - 8.2%
Amphenol, Cl. A	26,822		3,507,513
Apple	1,432,750		190,111,597
Arista Networks	4,972	[a]	1,444,714
CDW	13,088		1,724,868
Cisco Systems	378,791		16,950,897
Corning	69,268		2,493,648
F5 Networks	5,331	[a]	937,936
FLIR Systems	11,767		515,748
Hewlett Packard Enterprise	117,102		1,387,659
HP	123,232		3,030,275
IPG Photonics	3,099	[a]	693,525
Juniper Networks	29,613		666,589
Keysight Technologies	16,831	[a]	2,223,207
Motorola Solutions	15,201		2,585,082
NetApp	20,237		1,340,499
Seagate Technology	19,714		1,225,422
TE Connectivity	29,676		3,592,873
Vontier	12,431	[a]	415,195
Western Digital	27,282		1,511,150
Xerox Holdings	14,964		347,015
Zebra Technologies, Cl. A	4,781	[a]	1,837,482
			238,542,894
Telecommunication Services - 1.7%
AT&T	638,790		18,371,600
CenturyLink	88,546		863,324
T-Mobile US	52,295	[a]	7,051,981
Verizon Communications	370,950		21,793,312
			48,080,217
Transportation - 1.9%
Alaska Air Group	11,811		614,172
American Airlines Group	40,267	[b]	635,011
C.H. Robinson Worldwide	12,193		1,144,557
CSX	68,554		6,221,276
Delta Air Lines	57,176		2,299,047
Expeditors International of Washington	15,200		1,445,672
FedEx	21,659		5,623,110

Description	Shares		Value ($)
Common Stocks - 97.4% (continued)
Transportation - 1.9% (continued)
J.B. Hunt Transport Services	7,549		1,031,571
Kansas City Southern	8,393		1,713,263
Norfolk Southern	22,770		5,410,380
Old Dominion Freight Line	8,645		1,687,331
Southwest Airlines	52,923		2,466,741
Union Pacific	60,411		12,578,778
United Airlines Holdings	26,794	[a]	1,158,841
United Parcel Service, Cl. B	64,055		10,786,862
			54,816,612
Utilities - 2.7%
Alliant Energy	22,394		1,153,963
Ameren	22,213		1,733,947
American Electric Power	44,498		3,705,348
American Water Works	16,513		2,534,250
Atmos Energy	11,178		1,066,717
CenterPoint Energy	48,866		1,057,460
CMS Energy	25,378		1,548,312
Consolidated Edison	30,477		2,202,573
Dominion Energy	73,158		5,501,482
DTE Energy	17,353		2,106,828
Duke Energy	65,976		6,040,763
Edison International	34,401		2,161,071
Entergy	18,170		1,814,093
Evergy	20,340		1,129,073
Eversource Energy	31,109		2,691,240
Exelon	87,453		3,692,266
FirstEnergy	48,943		1,498,145
NextEra Energy	175,614		13,548,620
NiSource	35,072		804,552
NRG Energy	21,813		819,078
Pinnacle West Capital	10,098		807,335
PPL	68,929		1,943,798
Public Service Enterprise Group	45,353		2,644,080
Sempra Energy	25,862		3,295,077
The AES	59,104		1,388,944
The Southern Company	94,695		5,817,114
WEC Energy Group	28,259		2,600,676
Xcel Energy	47,685		3,179,159
			78,485,964
Total Common Stocks (cost $764,209,174)			2,838,207,186

STATEMENT OF INVESTMENTS (continued)

Description		Principal Amounts ($)		Value ($)
Short-Term Investments - .1%
U.S. Treasury Bills - .1%
0.12%, 2/25/21 (cost $1,641,705)		1,642,000	[d]	1,641,864
	1-Day Yield (%)	Shares
Investment Companies - .9%
Registered Investment Companies - .9%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $25,721,600)	0.09	25,721,600	[e]	25,721,600

Investment of Cash Collateral for Securities Loaned - .0%
Registered Investment Companies - .0%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $1,462,673)	0.05	1,462,673	[e]	1,462,673
Total Investments (cost $793,035,152)		98.4%		2,867,033,323
Cash and Receivables (Net)		1.6%		47,071,670
Net Assets		100.0%		2,914,104,993

aNon-income producing security.
b Security, or portion thereof, on loan. At December 31, 2020, the value of the fund’s securities on loan was $37,125,650 and the value of the collateral was $37,846,606, consisting of cash collateral of $1,462,673 and U.S. Government & Agency securities valued at $36,383,933.
c Investment in real estate investment trust within the United States.
d Security is a discount security. Income is recognized through the accretion of discount.
e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	26.9
Health Care	13.1
Consumer Discretionary	12.4
Communication Services	10.5
Financials	10.2
Industrials	8.2
Consumer Staples	6.3
Utilities	2.7
Materials	2.6
Real Estate	2.3
Energy	2.2
Investment Companies	.9
Government	.1
98.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/19 ($)	Purchases ($)†	Sales ($)	Value 12/31/20 ($)	Net Assets(%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	35,090,153	444,044,487	(453,413,040)	25,721,600.9		192,455
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,597,917	29,506,335	(31,104,252)	-	-	92,581†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	3,795,248	(2,332,575)	1,462,673.0		9,753†††
Total	36,688,070	477,346,070	(486,849,867)	27,184,273.9		294,789

† Included reinvested dividends/distributions.
†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.
††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.
See notes to financial statements.

STATEMENT OF FUTURES

December 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	153	3/19/2021	28,229,447	28,678,320	448,873
Gross Unrealized Appreciation				448,873

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $37,125,650)—Note 1(b):
Unaffiliated issuers	765,850,879	2,839,849,050
Affiliated issuers	27,184,273	27,184,273
Receivable for shares of Common Stock subscribed		50,343,274
Dividends and securities lending income receivable		2,112,693
Receivable for futures variation margin—Note 4		221,349
Prepaid expenses		12,969
		2,919,723,608
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		635,014
Cash overdraft due to Custodian		31,390
Payable for shares of Common Stock redeemed		3,330,132
Liability for securities on loan—Note 1(b)		1,462,673
Directors’ fees and expenses payable		18,470
Interest payable—Note 2		59
Other accrued expenses		140,877
		5,618,615
Net Assets ($)		2,914,104,993
Composition of Net Assets ($):
Paid-in capital		726,672,000
Total distributable earnings (loss)		2,187,432,993
Net Assets ($)		2,914,104,993

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	2,718,273,594	195,831,399
Shares Outstanding	42,296,554	3,042,346
Net Asset Value Per Share ($)	64.27	64.37

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2020

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	46,738,710
Affiliated issuers	190,994
Income from securities lending—Note 1(b)	102,334
Interest	10,095
Total Income	47,042,133
Expenses:
Management fee—Note 3(a)	6,277,406
Distribution fees—Note 3(b)	447,832
Directors’ fees and expenses—Note 3(d)	204,223
Professional fees	113,190
Loan commitment fees—Note 2	94,221
Prospectus and shareholders’ reports	54,207
Chief Compliance Officer fees—Note 3(c)	13,982
Shareholder servicing costs—Note 3(c)	9,565
Interest expense—Note 2	4,267
Registration fees	3,716
Miscellaneous	76,474
Total Expenses	7,299,083
Investment Income—Net	39,743,050
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	145,733,522
Net realized gain (loss) on futures	(3,187,511)
Capital gain distributions from affiliated issuers	1,461
Net Realized Gain (Loss)	142,547,472
Net change in unrealized appreciation (depreciation) on investments	254,774,701
Net change in unrealized appreciation (depreciation) on futures	183,728
Net Change in Unrealized Appreciation (Depreciation)	254,958,429
Net Realized and Unrealized Gain (Loss) on Investments	397,505,901
Net Increase in Net Assets Resulting from Operations	437,248,951

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
Operations ($):
Investment income—net	39,743,050	42,881,117
Net realized gain (loss) on investments	142,547,472	166,593,924
Net change in unrealized appreciation (depreciation) on investments	254,958,429	456,235,071
Net Increase (Decrease) in Net Assets Resulting from Operations	437,248,951	665,710,112
Distributions ($):
Distributions to shareholders:
Initial Shares	(190,467,079)	(156,170,011)
Service Shares	(13,439,481)	(12,524,591)
Total Distributions	(203,906,560)	(168,694,602)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	531,679,211	266,353,027
Service Shares	7,861,241	4,947,696
Distributions reinvested:
Initial Shares	190,467,079	156,170,011
Service Shares	13,439,481	12,524,591
Cost of shares redeemed:
Initial Shares	(668,391,379)	(523,772,325)
Service Shares	(35,899,939)	(33,540,704)
Increase (Decrease) in Net Assets from Capital Stock Transactions	39,155,694	(117,317,704)
Total Increase (Decrease) in Net Assets	272,498,085	379,697,806
Net Assets ($):
Beginning of Period	2,641,606,908	2,261,909,102
End of Period	2,914,104,993	2,641,606,908
Capital Share Transactions (Shares):
Initial Shares
Shares sold	9,433,682	4,823,519
Shares issued for distributions reinvested	4,161,926	2,932,016
Shares redeemed	(12,123,173)	(9,589,995)
Net Increase (Decrease) in Shares Outstanding	1,472,435	(1,834,460)
Service Shares
Shares sold	154,812	93,755
Shares issued for distributions reinvested	294,503	235,292
Shares redeemed	(640,318)	(611,203)
Net Increase (Decrease) in Shares Outstanding	(191,003)	(282,156)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	59.95	48.98	53.48	45.86	43.42
Investment Operations:
Investment income—net[a]	.88	.96	.89	.85	.83
Net realized and unrealized gain (loss) on investments	8.01	13.79	(3.27)	8.79	4.04
Total from Investment Operations	8.89	14.75	(2.38)	9.64	4.87
Distributions:
Dividends from investment income—net	(.90)	(.95)	(.90)	(.85)	(.88)
Dividends from net realized gain on investments	(3.67)	(2.83)	(1.22)	(1.17)	(1.55)
Total Distributions	(4.57)	(3.78)	(2.12)	(2.02)	(2.43)
Net asset value, end of period	64.27	59.95	48.98	53.48	45.86
Total Return (%)	18.01	31.18	(4.63)	21.53	11.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.27	.27	.27	.27	.27
Ratio of net investment income to average net assets	1.57	1.75	1.65	1.71	1.91
Portfolio Turnover Rate	3.58	2.94	3.69	2.90	3.87
Net Assets, end of period ($ x 1,000)	2,718,274	2,447,498	2,089,485	2,344,944	2,001,468

a Based on average shares outstanding.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	60.03	49.05	53.54	45.91	43.47
Investment Operations:
Investment income—net[a]	.74	.82	.76	.72	.72
Net realized and unrealized gain (loss) on investments	8.02	13.80	(3.27)	8.81	4.04
Total from Investment Operations	8.76	14.62	(2.51)	9.53	4.76
Distributions:
Dividends from investment income—net	(.75)	(.81)	(.76)	(.73)	(.77)
Dividends from net realized gain on investments	(3.67)	(2.83)	(1.22)	(1.17)	(1.55)
Total Distributions	(4.42)	(3.64)	(1.98)	(1.90)	(2.32)
Net asset value, end of period	64.37	60.03	49.05	53.54	45.91
Total Return (%)	17.71	30.84	(4.85)	21.22	11.44
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.52	.52	.52	.52
Ratio of net investment income to average net assets	1.32	1.50	1.40	1.46	1.66
Portfolio Turnover Rate	3.58	2.94	3.69	2.90	3.87
Net Assets, end of period ($ x 1,000)	195,831	194,109	172,424	208,762	200,670

a Based on average shares outstanding.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Stock Index Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek to match the total return of the S&P 500® Index. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Investments Corporation, a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, which serves as the fund’s index manager (the “Index Manager”).

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 400 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial shares (250 million shares authorized) and Service shares (150 million shares authorized). Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The

NOTES TO FINANCIAL STATEMENTS (continued)

fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2020 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investment in Securities: †
Equity Securities- Common Stocks	2,838,207,186	-	-	2,838,207,186
Investment Companies	27,184,273	-	-	27,184,273
U.S. Treasury Securities	-	1,641,864	-	1,641,864
Other Financial Instruments;
Futures††	448,873	-	-	448,873

† See Statement of Investments for additional detailed categorizations, if any.
†† Amount shown represents unrealized appreciation at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities..

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2020, The Bank of New York Mellon earned $19,898 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended December 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,572,748, undistributed capital gains $140,663,504 and unrealized appreciation $2,045,135,971.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2020 and December 31, 2019 were as follows: ordinary income $43,438,887 and $42,207,571, and long-term capital gains $160,467,673 and $126,487,031, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2020 was approximately $394,809 with a related weighted average annualized rate of 1.08%.

NOTE 3—Management Fee, Index-Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of .245% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to an index-management agreement (the “Index Agreement”), the Adviser has agreed to pay the Index Manager a monthly index-management fee at the annual rate of .095% of the value of the fund’s average daily net assets. Pursuant to the Index Agreement, the Index Manager pays the custodian for its services to the fund.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2020, Service shares were charged $447,832 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended December 31, 2020, Initial shares were charged 7,285 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this

NOTES TO FINANCIAL STATEMENTS (continued)

interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2020, the fund was charged $1,686 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

During the period ended December 31, 2020, the fund was charged $13,982 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $586,050, Distribution Plan fees of $40,990, Shareholder Services Plan fees of $2,000, Chief Compliance Officer fees of $2,903 and transfer agency fees of $3,071.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended December 31, 2020, amounted to $90,509,581 and $252,343,246, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended December 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at December 31, 2020 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended December 31, 2020:

Average Market Value ($)
Equity futures	33,269,453

At December 31, 2020, the cost of investments for federal income tax purposes was $821,897,352; accordingly, accumulated net unrealized appreciation on investments was $2,045,135,971, consisting of $2,105,281,058 gross unrealized appreciation and $60,145,087 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: In 2008, approximately one year after the Tribune LBO concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, under the caption In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the

NOTES TO FINANCIAL STATEMENTS (continued)

dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “by or to (or for the benefit of) . . . a financial institution.” The fund is a registered investment company, which the Code defines as a “financial institution.”

On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court. During the pendency of the plaintiffs’ cert. petition, the Supreme Court ruled in another case, Merit Management Group, LP v. FTI Consulting, Inc. (“Merit Management”), that Section 546(e) does not exempt qualified transfers from avoidance that merely passed through “financial institutions,” though it does exempt “financial institutions” themselves, like the fund.

On May 15, 2018, in response to the Merit Management decision, the Second Circuit issued an Order in the State Law Cases that “the mandate in this case is recalled in anticipation of further panel review.”

On December 19, 2019, the Second Circuit issued an Amended and Corrected Opinion affirming dismissal of the constructive fraudulent transfer claims notwithstanding Merit Mgmt., because there is an alternate basis for finding that the payments are safe-harbored under Section 546(e); namely, that, with respect to LBO payments, the Tribune Company is itself a “financial institution” because it was the customer of Computershare – a trust company and bank that acted as Tribune’s agent – and because all payments were made in connection with a securities contract.

On January 2, 2020, plaintiffs petitioned the Second Circuit for rehearing by the same panel of judges and/or rehearing en banc by all judges on the Court of Appeals for the Second Circuit. Plaintiffs sought this relief on numerous grounds, including that the panel rendered its decision using an incorrect construction of Section 546(e), improperly considered evidence, and an insufficiently developed factual record. Second Circuit rules state that parties opposing a petition for rehearing and rehearing en banc are not permitted to file a response unless requested by the Court. The Second Circuit did not request any oppositions to plaintiffs’ motion, instead issuing an order on February 6, 2020, denying plaintiffs’-appellants’ petition for rehearing and/or rehearing en banc.

In July 2020, plaintiffs filed a petition for certiorari to the U.S. Supreme Court seeking review of the Second Circuit’s Amended and Corrected Opinion affirming the dismissal of the constructive fraudulent transfer claims. Plaintiffs’ cert. petition identifies three purported errors allegedly justifying Supreme Court review; namely, that the Second Circuit erred in its application of the “presumption against preemption” in the context of the Bankruptcy Code, in its conclusion that the 546(e) safe harbor pre-empts claims brought by creditors, and in its conclusion that the Tribune Company was a “financial institution.” Plaintiffs also formally abandoned their claims against certain defendants believed to have created a financial conflict that precluded a quorum among the Supreme Court justices. In August 2020, defendants opposed the petition for certiorari to the U.S. Supreme Court, arguing that none of the Second Circuit’s findings and holdings warrant review, particularly since its decision does not conflict with the decision of any other court of appeals. In October 2020, the Supreme Court issued an order inviting the Solicitor General of the United States to file a brief expressing the views of the United States on the certiorari petition filed in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case now styled, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS) was filed (“the FitzSimons Litigation”). Among other things, the complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On May 23, 2014, the defendants filed a motion to dismiss, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

Effective November 1, 2018, Judge Denise Cote was assigned to the case when Judge Richard Sullivan was elevated to the Second Circuit.

On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants.

In January 2019, various state law claims asserted against certain individual defendants were dismissed.

Between February and early April 2019, plaintiffs and certain defendants attempted to resolve the dispute through mediation, but ultimately decided to await the Second Circuit’s review of its May 29, 2016 decision before attempting to negotiate a settlement.

On April 4, 2019, plaintiff filed a motion to amend the FitzSimons complaint to add a claim for constructive fraudulent transfer from defendants subject to clawback under the Bankruptcy Code. On April 10, 2019, the affected defendants opposed the motion.

NOTES TO FINANCIAL STATEMENTS (continued)

On April 23, 2019, Judge Cote denied plaintiff’s motion to amend the complaint to add a new constructive fraudulent transfer claim because such amendment would be futile and would result in substantial prejudice to the shareholder defendants given that the only claim against the shareholder defendants in FitzSimons has been dismissed for over two years, subject to appeal. Judge Cote considered the amendment futile on the ground that constructive fraudulent transfer claims are barred by the safe harbor provision of Section 546(e), which defines “financial institution” to include, in certain circumstances, the customers of traditional financial institutions, including Tribune.

On July 12, 2019, the Trustee filed a notice of appeal to the Second Circuit from the April 23, 2019, decision denying leave to amend the complaint to add constructive fraudulent transfer claims. On July 15, 2019, the Trustee filed a corrected notice of appeal to remedy technical errors with the notice filed on July 12, 2019. Briefing on these matters began in January 2020, and was completed and fully submitted to the Second Circuit by June 2020. Oral argument occurred in August 2020. In December 2020, Second Circuit Judge and panel member Ralph Winter, Jr., passed away. A decision is still expected in 2021, though it is unknown whether a third panel member will be sought to decide the pending appeal, whether additional briefing or oral argument will be requested or required by a third panel member, if any, or whether any such request will impact the timing to a final decision.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Stock Index Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Stock Index Fund, Inc. (the “Fund”), including the statements of investments, investments in affiliated issuers and futures, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 9, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.82% of the ordinary dividends paid during the fiscal year ended December 31, 2020 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2021 of the percentage applicable to the preparation of their 2020 income tax returns. Also, the fund hereby reports $.0726 per share as a short-term capital gain distribution and $3.5931 per share as a long-term capital gain distribution paid on March 31, 2020.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 109

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Peggy C. Davis (77)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 39

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Gina D. France (62)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003-Present)

• Corporate Director and Baldwin Wallace University, Trustee (2013-Present)

• Dance Cleveland, non-profit, Trustee (2001-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 25

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BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (73)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Director, Nantucket Library (2015-Present)

• Governor, Orchard Island Club (2016-Present)

No. of Portfolios for which Board Member Serves: 43

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Robin A. Melvin (57)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014 – 2020); Board member, Mentor Illinois (2013-2020)

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

No. of Portfolios for which Board Member Serves: 87

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Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 117 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since September 2003.

Director-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 52 years old and has been an employee of the BNY Mellon since April 2004.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2003.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 140 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (62 investment companies, comprised of 132 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 133 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Stock Index Fund, Inc.
240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Index Manager

Mellon Investments Corporation
BNY Mellon Center
One Boston Place
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0763AR1220

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,338 in 2019 and $34,853 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,982 in 2019 and $10,485 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,032 in 2019 and $3,104 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $30 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $605,259 in 2019 and $1,264,899 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Stock Index Fund, Inc.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 8 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ David DiPetrillo

            David DiPetrillo

            President (Principal Executive Officer)

Date:    February 8, 2021

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 8, 2021

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)